(220 Alhambra Circle) 62435143;1 Exhibit 10.12* PURCHASE AND SALE AGREEMENT (220 Alhambra Circle, Coral Gables, FL) SELLER: 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company PURCHASER: FNLI AUDAX LLC, a Delaware limited liability company November 24, 2021 REGARDING CERTAIN REAL PROPERTY AND IMPROVEMENTS _______ * Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) the registrant treats such information as private and confidential. 12792878.3 Purchase and Sale Agreement

1 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 PURCHASE AND SALE AGREEMENT THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made effective as of November 24, 2021 (the “Effective Date”), by and between 220 Alhambra Properties LLC, a Florida limited liability company (“Seller”), and FNLI Audax LLC, a Delaware limited liability company (together with its permitted assigns, “Purchaser”). RECITALS A. Seller is the owner of (i) that certain parcel of real estate identified on Exhibit A attached hereto (the “Land”), (ii) the buildings, parking areas, structures and other improvements located thereon, including but not limited to all site work, landscaping, fixtures and utilities [ ] the “Buildings”), (iii) all land lying in the bed of any street, road or avenue opened or proposed, public or private, in front of or adjoining the Land, and any strips and gores adjoining or adjacent to the Land (collectively, the “Additional Property Rights” and together with the Land, the Appurtenant Rights (as hereinafter defined), and the Buildings, collectively, the “Real Property”), (iv) the machinery, equipment and systems used in the operation of the Buildings that are “fixtures” pursuant to applicable law, including, but not limited to electrical, plumbing, heating, ventilation and air-conditioning equipment, and fire sprinklers and fire suppression equipment (but specifically excluding any such items that are not “fixtures” pursuant to applicable law, any trade fixtures (collectively, the “Fixtures”), (v) all drawings, plans, specifications and surveys relating to the Property; all approvals, guaranties and warranties relating to the Property; all permits, certificates of occupancy, authorizations and approvals necessary f or the ownership of the Property; and all other intangible property related to the Property, excluding any tradenames, trademarks or other intellectual property of Seller (collectively, the “Intangible Property”) and (vi) attendant rights appurtenant to any of the foregoing, including, without limitation, all easements, rights-of-way, and privileges appurtenant to the Land (collectively, the “Appurtenant Rights”, and together with the Real Property, Buildings, Fixtures and Intangible Property, collectively, the “Property”); and B. Seller desires to sell to Purchaser the Property in accordance with the terms and subject to the conditions of this Agreement. NOW, THEREFORE, in reliance on the foregoing and in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows: 1. PURCHASE AND SALE OF THE PROPERTY. Subject to and in accordance with the terms and conditions set forth in this Agreement, Purchaser shall purchase from Seller and Seller shall sell to Purchaser the Property. 2. PURCHASE PRICE. The total consideration to be paid by Purchaser to Seller for the Property is One Hundred Thirty Five Million and 00/100 Dollars ($135,000,000), payable in cash or other immediately available funds in accordance with the following provisions (the “Purchase Price”). 2.1 Earnest Money. No later than [ ] days after the Effective Date, and as a condition precedent to this Agreement being binding on Seller, Purchaser shall deliver to

2 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 [ ] (“Escrow Agent”) the sum of [ ] Dollars ($[ ]) (such amount, together with any interest earned thereon, the “Earnest Money”) by wire transfer or other immediately available funds. The Earnest Money shall be invested as Purchaser so directs in a standard money market interest-bearing account at a federally insured financial institution reasonably acceptable to Purchaser and Escrow Agent. Any and all interest earned on the Earnest Money shall be reported to Purchaser’s federal tax identification number. Except as expressly set forth herein to the contrary, the Earnest Money shall become nonrefundable upon the expiration of the Due Diligence Period (as defined in Section 8.1 below) if Purchaser notifies Seller in writing on or before the expiration of the Due Diligence Period that Purchaser elects to proceed with the transaction contemplated by this Agreement and effectuate the Closing in accordance with the terms hereof. Notwithstanding the prior sentence, if (a) Purchaser notifies Seller, in writing, on or before the expiration of the Due Diligence Period that Purchaser elects to terminate the transaction, (b) Purchaser is deemed to elect to terminate the transaction in accordance with Section 8.1 below, (c) the transaction fails to close because of Seller’s default under this Agreement or failure of a condition precedent to Purchaser’s obligations to close, or (d) otherwise set forth in this Agreement, the Earnest Money shall be returned to the Purchaser by Escrow Agent. If the transaction closes in accordance with the terms of this Agreement, then Escrow Agent shall deliver the Earnest Money to Seller at Closing as payment toward the Purchase Price. The parties hereto acknowledge and agree that [ ] Dollars ($[ ]) of the Earnest Money shall be deemed independent consideration paid from Purchaser to Seller for entering into this Agreement and such amount shall be paid from Purchaser to Seller for entering into this Agreement and such amount shall be paid to Seller in the event the parties fail to close on the sale of the Property on the Closing Date or if Purchaser terminates this Agreement for any reason at any time. 3. TITLE POLICY; SURVEY; PROPERTY INFORMATION. 3.1 Purchaser acknowledges and agrees that Seller has provided to Purchaser (including, without limitation, through postings on a datasite) copies of the following documents for the Property, (i) Seller’s current ALTA as-built survey [ ] (the “Existing Survey”), (ii) a copy of Seller’s owner’s policy of title insurance for the Property, prepared for Seller in connection with Seller’s purchase of the Property (the “Existing Title Policy”) and (iii) Seller’s [ ] Environmental Site Assessments [ ] (the “Existing Environmental Reports” and, together with the Existing Survey, Existing Title Policy and Existing Phase Environmental Reports, collectively, the “Current Property Documents”). 3.2 Purchaser will cause to be ordered for the Property a commitment (the “Title Commitment”) for a new extended coverage owner’s policy of title insurance (ALTA 2006 form) to be issued by [ ] (the “Title Insurer”) to Purchaser in the amount of the Purchase Price, insuring Purchaser as the fee owner of the Real Property dated as of the date and time the Deed is recorded, together with such endorsements as Purchaser may reasonably require subject only to the Permitted Exceptions (as hereinafter defined) (the “Title Policy”), in form and substance reasonably approved by Purchaser prior to the end of the Due Diligence Period (as defined in Section 8.1 below). Seller shall use commercially reasonable efforts in cooperating with Purchaser to remove any exceptions that can be reasonably removed from the Title Commitment by Seller’s delivery of a customary owner’s title affidavit and gap indemnity in form and substance reasonably acceptable to Seller. Notwithstanding the foregoing,

3 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 Seller shall be required to cure or satisfy the following items at or prior to Closing (a) judgment liens, mechanics’ liens, materialmen’s liens and all other monetary liens, encumbrances or security interests against the Property, including, without limitation, mortgages, deeds of trust and related UCC financing statements that were created by the acts or omissions of Seller [ ], (b) encumbrances that have been voluntarily placed against the Property by Seller after the Effective Date without Purchaser’s prior written consent, (c) exceptions that can be removed from the Title Commitment by Seller’s delivery of a customary owner’s title af fidavit and gap indemnity in the form attached hereto as Exhibit C (the “Owner’s Affidavit and Gap Indemnity”) or such other form of title affidavit or gap indemnity as may be reasonably acceptable to the Title Insurer and Seller, and (d) any exceptions that Seller agrees in writing to cure or satisfy at or prior to Closing (all of the foregoing hereinafter collectively referred to as the “Seller’s Required Removal Items”). [ ]. In the event any updates to the Title Commitment or the Existing Survey disclose any new matter or condition on or after the date that is [ ] days prior to the expiration of the Due Diligence Period (“New Title Matter”) to which Purchaser objects (and is not otherwise covered by clause (b) in the prior paragraph), Purchaser shall deliver notice thereof to Seller (the “New Title Matter Notice”) prior to the date that is the earlier of (a) the Closing Date and (b)[ ] days after Purchaser receives such update to the Title Commitment or Existing Survey. Seller shall have [ ] days after the receipt of any New Title Matter Notice (and the Closing Date shall be automatically extended as necessary to accommodate such time period) to notify Purchaser in writing (each such notice, a “Seller Response”) that Seller will either (i) cause each such New Title Matter contained in the New Title Matter Notice to be removed or (ii) not cause such New Title Matters to be removed. If Seller fails to timely deliver a Seller Response, Seller shall be deemed to have elected not to cure any New Title Matters. In the event Seller elects, or is deemed to have elected, not to cure any New Title Matters in the New Title Matter Notice, Purchaser may either (x) elect to terminate this Agreement by delivering notice of such election to Seller within [ ] days (and the Closing Date shall be automatically extended as necessary to accommodate such time period) after receipt of the Seller Response (or [ ] days after Seller is deemed to have responded, if applicable), in which event the Earnest Money shall be promptly returned to Purchaser, this Agreement shall terminate, and neither party shall have any rights or obligations hereunder except for those which expressly survive termination of this Agreement or (y) waive such New Title Matters and proceed to the Closing in accordance with the terms of this Agreement. In the event Seller elects to cause any New Title Matter to be removed, and Seller is unable to do so prior to the Closing Date, Purchaser may either (A) terminate this Agreement by giving Seller written notice of such termination, in which event the Earnest Money shall be promptly returned to Purchaser, this Agreement shall terminate, and neither party shall have any rights or obligations hereunder except for those which expressly survive termination of this Agreement, or (B) waive such New Title Matters and proceed to the Closing in accordance with the terms of this Agreement. Notwithstanding anything to the contrary contained herein, Seller shall be obligated in all events to remove, cure or satisfy any Seller’s Required Removal Items.

4 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 3.3 Purchaser shall not be obligated to proceed with the Closing unless and until the Title Insurer is prepared to issue at Closing the Title Policy, subject only to the Permitted Exceptions. “Permitted Exceptions” means the following: (1) the lien of any real estate taxes and assessments for the tax year in which the Closing occurs and subsequent periods; and (2) such other matters set forth in the Title Commitment or Existing Survey (or any updates thereto) which are approved or deemed approved by Purchaser in accordance with Section 3.2. Seller has provided to Purchaser (including, without limitation, through postings on a data site), the Property Information (as hereinafter defined). “Property Information” shall mean any of the materials and information described on Exhibit E attached hereto, to the extent such materials or information are in Seller’s current possession and reasonable control. In addition, Seller shall provide to Purchaser any documents or information concerning the Property reasonably requested by Purchaser from time to time. 4. CLOSING. The payment of the Purchase Price, the transfer of ownership of the Property, and the satisfaction of all other terms and conditions of the transaction contemplated by this Agreement (the “Closing”) shall occur on the date that is [ ] days after the expiration of the Due Diligence Period or such earlier date as may be mutually agreed to by Purchaser and Seller (such day being sometimes referred to as the “Closing Date”), through escrow at the office of the Title Insurer [ ]. If the date for Closing provided for in this Section 4, falls on a Saturday, Sunday or legal holiday, then the Closing Date shall be the next business day. The Closing shall be effective as of [ ] the Closing Date (the “Effective Time”). 4.1 Seller’s Closing Deliveries. At or prior to the Closing, Seller shall execute and deliver or cause to be delivered to Escrow Agent (or as otherwise expressly provided below) each of the documents described below: (a) one original duly executed and acknowledged special warranty deed for the Property conveying fee simple title to the Property to Purchaser, in the form attached here to as Exhibit F (the “Deed”); (b) one original Seller’s non-foreign affidavit in the form attached hereto as Exhibit G, which shall be duly executed and delivered by the transferor (within the meaning of Code Section 1445) of the Property; (c) one duly executed counterpart of the Closing Statement (as defined in Section 4.4 below); (d) such evidence of Seller’s power and authority to execute this Agreement and related documents as Title Insurer may reasonably request; (e) any transfer tax statement, affidavit, declaration and/or filing that may be required by the state, county and/or municipality, as applicable, in which the Property is located to record the Deed; (f) such other instruments and documents which shall be reasonably necessary in connection with the transaction contemplated herein and which do not impose, create, or potentially create any liability or expense upon Seller not expressly required under this Agreement; (g) two original counterparts duly executed and acknowledged by Seller of a Lease, in the form attached hereto as Exhibit H, whereby Seller, as “Tenant”, shall lease the Property back from Purchaser, as “Landlord”, in accordance with the terms thereof (the “Lease”); (h) two original counterparts duly executed by Seller of an assignment agreement transferring to Purchaser all of Seller’s right, title and interest in any Intangible Property relating to the Property, if any, in the form attached hereto as Exhibit I (the “General Assignment”); (i) an estoppel certificate with respect to the Lease executed by Seller (as the “Tenant” under the Lease) in the form required by the Lease, reflecting no defaults thereunder; (j) an original Owner’s Affidavit duly executed by Seller in the form of Exhibit C attached hereto [ ]; (k) one original Gap Indemnity duly executed by Seller in the form of Exhibit D attached hereto; (l) an original bill of sale duly executed by Seller in the form attached hereto as Exhibit K (the “Bill of Sale”); (m)[ ], (n) [

5 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 ] and (o) to the extent in Seller’s possession or control, all maintenance records and operating manuals pertaining to the Property, all drawings, plans, specifications and surveys relating to the Property, all approvals, guaranties and warranties relating to the Property, all licenses, franchises, permits, certificates of occupancy, authorizations and approvals necessary for the ownership of the Property (which materials under this clause (o) may be either delivered at Closing or left at the management office at the Property). 4.2 Purchaser’s Closing Deliveries. At Closing Purchaser shall deliver or cause to be delivered to Escrow Agent (a) the Purchase Price, as adjusted by the application of the Earnest Money, in accordance with Section 2; (b) one counterpart executed by Purchaser of the Closing Statement, (c) such evidence of Purchaser’s power and authority to execute this Agreement and related documents, as Title Insurer may reasonably request; (d) two Purchaser executed counterparts of the Lease; (e) two Purchaser executed counterparts of the General Assignment; (f) a Purchaser executed W-9; (g) any transfer tax statement, affidavit, declaration and/or filing that may be required to be executed by Purchaser by the state, county and/or municipality, as applicable, in which the Property is located to record the Deed; (h) one Purchaser executed counterparts of the Bill of Sale; (i) [ ] and (j) such other instruments and documents which shall be reasonably necessary in connection with the transaction contemplated herein and which do not impose, create, or potentially create any liability or expense upon Purchaser not expressly required under this Agreement. Purchaser’s and Seller’s obligation, if any, to provide the files and materials listed herein shall survive the Closing. The Closing Statement may be signed in electronic or facsimile counterparts on the Closing Date. 4.3 Intentionally Omitted. 4.4 Closing Prorations and Adjustments. The provisions of this Section 4.4 shall survive the Closing (or earlier termination of this Agreement in accordance with its terms). Seller shall cause the Escrow Agent to prepare a statement of the prorations and adjustments required by this Agreement (the “Closing Statement”), and submit Seller’s best effort estimate of the Closing Statement to Purchaser for approval at least [ ] days prior to the Closing Date. The items listed below are to be equitably prorated or adjusted as of [ ] the Closing Date (the “Effective Time”), it being understood that for purposes of prorations and adjustments, Seller shall be deemed the owner of the Property on or prior to the Effective Time and Purchaser shall be deemed the owner of the Property af ter the Effective Time. 4.4.1 Property Charges. No proration shall be made of real estate and personal property taxes, utility charges, or maintenance or operating expenses with respect to the Property, as such charges are the responsibility of Seller, as “Tenant”, under the Lease. The foregoing provisions of this Section 4.4 shall survive the Closing. 4.5 Transaction Costs.

6 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 4.5.1 Seller’s Costs. Seller shall pay in connection with this Agreement (i) the fees and disbursements of Seller’s counsel, (ii) one-half of the fees and costs due Escrow Agent for its services, (iii) costs of releasing Seller’s Required Removal Items and of recording such releases, if any, relating to the Property, (iv) the costs of any transfer taxes (including any documentary stamp taxes) and like charges based on the Purchase Price or otherwise associated with the sale and conveyance of the Property to Purchaser, (v) the standard coverage portion of the Title Policy, (vi) all due diligence costs, including, but not limited to, the costs of surveys, [ ] environmental reports, zoning reports, any inspections and site visits, any property condition reports, any appraisals and any other reports ordered by Purchaser or Seller (or at the request of Purchaser) in connection with the purchase and sale of the Property and any updates to the foregoing (regardless of whether such reports and/or updates were ordered at the direction of Seller or Purchaser), in an amount not to exceed [ ] Dollars ($[ ]) (the “Due Diligence Costs”), (vii) any brokerage commissions and (vii) the cost of any recording fees in connection with the recordation of the Deed or any memorandum of lease that the parties may elect to record in the real property records. [ ]. 4.5.2 Purchaser’s Costs. Purchaser shall pay in connection with this Agreement (i) the fees and disbursements of Purchaser’s counsel, (ii) one-half of the fees and costs due Escrow Agent for its services, (iii) all costs associated with the extended coverage portion of the Title Policy and any endorsements requested by Purchaser and (iv) the cost of any lender’s policy of title insurance requested by Purchaser’s lender. 4.5.3 The foregoing costs in Sections 4.5.1 and 4.5.2 shall be paid by the responsible party whether or not Closing occurs, but only to the extent actually incurred. All other costs and charges of the Escrow not otherwise provided for in this Agreement shall be allocated in accordance with the closing customs for the county in which the Property is located or, if no such closing custom exists or is applicable, such costs and charges shall be split evenly between Purchaser and Seller. The provisions of this Section 4.5 shall survive the Closing (or any earlier termination of this Agreement in accordance with its terms). 5. CASUALTY LOSS AND CONDEMNATION. If, prior to Closing, the Property, or any part thereof shall be condemned or taken by eminent domain (which shall include the institution of any condemnation or eminent domain proceedings, notice of such action or proceeding being given or threatened or any conveyance made in lieu of such proceedings) or destroyed or damaged by fire or other casualty, Seller shall promptly so notify Purchaser. In the event of a material loss (hereinafter defined), Purchaser shall have the option to terminate this Agreement by giving notice to Seller within [ ] days after receipt of Seller’s notice (and the Closing Date shall be extended to give effect to such time period). If the condemnation, eminent domain (or pending or threatened condemnation or eminent domain), destruction or damage does not result in a material loss or if it results in a material loss and Purchaser elects not to terminate this Agreement,

7 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 then Seller and Purchaser shall consummate the transaction contemplated by this Agreement notwithstanding such condemnation, destruction or damage, and Seller shall repair and restore the Property, as “Tenant” under and in accordance with the terms of the Lease. If Purchaser elects to terminate this Agreement, the Earnest Money shall be promptly returned to Purchaser, this Agreement shall terminate and neither party shall have any further rights or obligations under this Agreement except as otherwise provided for in this Agreement. For purposes of this Section 5 , a “material loss” means if (i) the damage caused by the casualty exceeds [ ] of the Purchase Price (including, without limitation, permit fees, any costs associated with engineering, architect and/or other design and repair fees and costs related thereto), as estimated by an independent general contractor designated by Seller and reasonably approved by Purchaser, (ii) the casualty or taking (A) gives Seller, as tenant, the right to terminate the Lease and Seller does not reaffirm Seller’s agreement to sign the Lease at Closing and not terminate the Lease as a result of such casualty or taking or (B) causes a violation of any laws (including any change which causes the Property to be non-conforming with respect to any applicable zoning law) or otherwise materially affects the operations on the Property, (iii) the taking would have a material adverse effect on access to the or parking at the affected Property, (iv) the portion of the Property that is subject to the taking consists of any Buildings, or has a value in excess of [ ] of the Purchase Price, as estimated by an independent general contractor designated by Seller and reasonably approved by Purchaser, or (v) the casualty is an uninsured or underinsured casualty and Seller, in its sole and absolute discretion, does not elect to (A) cause the damage to be f ully repaired or restored in accordance with the terms of the Lease. 6. BROKERAGE. Seller and Purchaser shall each indemnify and hold the other harmless from and against any and all claims of all brokers and finders claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement or otherwise, including, without limitation, attorneys’ fees and expenses incurred by the indemnified party in connection with such claim. 7. DEFAULT AND REMEDIES. In the event either party defaults in the performance of any of the covenants or obligations required to be observed or performed by such party (such defaulting party being hereinafter referred to as the “Defaulting Party”) pursuant to the terms of this Agreement, the non-defaulting party (the “Non-Defaulting Party”), before seeking any remedies hereunder, shall provide the Defaulting Party with written notice of such default (“Default Notice”). The Defaulting Party shall have [ ] days from receipt of such Default Notice to cure such default before the Non-Defaulting Party may exercise the remedies set forth in Subsections 7.1 and 7.2 below. 7.1 Purchaser’s Remedies. IN THE EVENT OF A SELLER DEFAULT UNDER ANY OF THE TERMS OF THIS AGREEMENT ON OR PRIOR TO THE CLOSING DATE, AND SUCH DEFAULT IS NOT CURED WITHIN THE [ ] DAY PERIOD PROVIDED FOR IN SECTION 7, ABOVE, AND AS A RESULT THEREOF THE CLOSING DOES NOT OCCUR, PURCHASER, AS PURCHASER’S SOLE REMEDY, SHALL BE ENTITLED, AT ITS OPTION, TO (A) SPECIFIC PERFORMANCE OF THIS AGREEMENT; PROVIDED THE ACTION IS COMMENCED NO LATER THAN [ ] DAYS AFTER THE DATE OF THE DEFAULT NOTICE, OR (B) TERMINATE THIS AGREEMENT IN WHOLE AND RECEIVE THE RETURN OF THE EARNEST MONEY. [ ] SELLER SHALL BE OBLIGATED TO REIMBURSE PURCHASER FOR ALL REASONABLE OUT-OF- POCKET COSTS ACTUALLY

8 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 INCURRED BY PURCHASER AS A RESULT OF SUCH DEFAULT, IN AN AMOUNT NOT TO EXCEED $[ ] IN THE AGGREGATE FOR ALL SUCH OUT-OF-POCKET COSTS (AND SELLER SHALL PAY SUCH COSTS WITHIN [ ] DAYS AFTER RECEIPT OF A WRITTEN STATEMENT FROM PURCHASER DETAILING SUCH COSTS). THE PARTIES ACKNOWLEDGE AND AGREE THAT, IN THE EVENT THAT PURCHASER CHOOSES THE REMEDY PROVIDED FOR IN CLAUSE (B) OF THE PRECEDING SENTENCE, THE PAYMENT OF THE OUT-OF-POCKET COSTS [ ] AND THE RETURN OF THE EARNEST MONEY (AS CONTEMPLATED BY CLAUSE (B)) SHALL REPRESENT FULL COMPENSATION AND LIQUIDATED DAMAGES TO PURCHASER IN THE EVENT THAT THE CLOSING FAILS TO OCCUR DUE TO THE DEFAULT OF SELLER. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IF SELLER SELLS ALL OR ANY PORTION OF THE PROPERTY TO A THIRD PARTY PREVENTING A SUIT FOR SPECIFIC PERFORMANCE BY PURCHASER, THEN PURCHASER SHALL HAVE THE RIGHT TO SEEK ALL REMEDIES AT LAW AND IN EQUITY, INCLUDING, WITHOUT LIMITATION, A SUIT FOR DAMAGES WITHOUT REGARD FOR THE LIABILITY LIMITATION. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7.1, PURCHASER MAY NOT SEEK ANY OTHER REMEDIES AGAINST SELLER AND WAIVES ALL RIGHTS TO DAMAGES OF ANY OTHER KIND OR NATURE, INCLUDING, WITHOUT LIMITATION, COMPENSATORY, DIRECT, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES. Seller’s Initials Purchaser’s Initials 7.2 Seller’s Remedies. Purchaser and Seller acknowledge that it would be extremely impractical and difficult to ascertain the actual damages which would be suffered by Seller if the Closing is not consummated due solely to a default of Purchaser and provided Seller is not in default (in each case, subject to the notice and cure rights set forth in Section 7). Purchaser and Seller have considered carefully the loss to Seller occasioned by taking the Property of f the market as a consequence of the negotiation and execution of this Agreement, the expenses of Seller incurred in connection with the preparation of this Agreement and Seller’s performance hereunder, and the other damages, general and special, which Purchaser and Seller realize and recognize Seller will sustain but which Seller cannot at this time calculate with absolute certainty. Based on all those considerations, Purchaser and Seller have agreed that the damage to Seller in such event would reasonably be expected to be equal to the sum of the Earnest Money. Accordingly, if the Closing is not consummated due solely to a default of Purchaser and provided Seller is not in default (in each case, subject to the notice and cure rights set forth in Section 7), then Seller’s sole and exclusive remedy shall be the right to retain the Earnest Money as full and complete liquidated damages. THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT (A) PURCHASER SEEKS TO LIMIT ITS LIABILITY UNDER THIS AGREEMENT TO THE AMOUNT OF THE EARNEST MONEY IN THE EVENT THIS AGREEMENT IS TERMINATED AND THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT DOES NOT CLOSE DUE TO A DEFAULT OF PURCHASER UNDER THIS AGREEMENT, AND (B) THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE

9 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. Seller’s Initials Purchaser’s Initials 7.3 Post-Closing Remedies. After Closing, except for remedies that cannot be waived as a matter of law and injunctive and provisional relief, Section 10 shall govern the procedures and exclusive remedies for breaches of this Agreement (including any covenant, obligation, representation or warranty contained in this Agreement or in any certificate delivered pursuant to this Agreement). 8. CONDITIONS PRECEDENT. 8.1 Due Diligence Period. Purchaser shall have until [ ] on the date that is [ ] days after the Effective Date (such period, the “Due Diligence Period”) to conduct and approve any investigations, studies or tests desired by Purchaser, in Purchaser’s sole discretion, to determine the feasibility of acquiring the Property, except for title and survey matters (which shall be governed by the provisions of Section 3.2). During the Due Diligence Period and subject to the restrictions and limitations set forth in this Section 8.1 and Section 12.8, upon notice, Seller shall provide Purchaser and/or its designated representatives access to the Property at reasonable times to conduct, at Purchaser’s sole cost and expense, its due diligence with respect to the Property. Seller shall have an ongoing obligation during the pendency of this Agreement to provide Purchaser with any Property Information that is created or modified in any respect after the commencement of the Due Diligence Period, however, the provision of any new, modified or updated Property Information shall not reset or otherwise change the start date of the Due Diligence Period. If Purchaser determines (in its sole discretion) not to pursue the transaction contemplated herein for any reason or no reason whatsoever, then Purchaser may terminate this Agreement by written notice to Seller given at any time prior to the expiration of the Due Diligence Period. Purchaser shall be deemed to have elected to terminate this Agreement pursuant to this Section 8.1 unless Purchaser notifies Seller in writing on or before the expiration of the Due Diligence Period that Purchaser elects to proceed with the transaction contemplated by this Agreement and effectuate the Closing in accordance with the terms hereof . If Purchaser elects to terminate this Agreement, or is deemed to have elected to terminate this Agreement, pursuant to this Section 8.1, the Earnest Money less the Independent Consideration and less one-half of the escrow fees shall be promptly returned to Purchaser by Escrow Agent, this Agreement shall terminate, and neither party shall have any rights or obligations hereunder except for those which expressly survive termination of this Agreement. Notwithstanding any other provision of this Agreement, no inspection of the Property shall be undertaken without [ ] day’s prior written notice to Seller, which may be given via email to Orlando Valea (ovalea@amerantbank.com). Seller or Seller’s representative shall have the right to be present at any or all inspections; provided, however, that an inspection shall not be unreasonably delayed if, after being given notice of such inspection as provided herein and a reasonable opportunity to be present, Seller or a representative of Seller is unable to accompany Purchaser and/or its representatives at the time of such inspection. No inspection shall involve physically invasive procedures without the prior written consent of Seller (the scope, timing and inspection of which shall all be subject to Seller’s prior written consent). Any inspection or test shall be performed by a person (x) properly licensed and qualified, (y) who has obtained all appropriate

10 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 permits for performing such inspection or test and (z) otherwise acceptable to Seller. Upon the completion of any inspection or test of the Property, Purchaser shall repair any damage to the Property resulting from the inspection or test so that the Property is restored to its condition prior to such inspection or test. Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall indemnify, defend (with counsel reasonably acceptable to Seller) and hold Seller and its affiliates, equity holders, employees, directors, officers, managers, agents, representatives, and successors and permitted assigns (collectively, the “Seller Related Parties”) harmless from and against any and all actual out-of-pocket loss, cost, expense, liability, damage, demand, proceeding, obligation, third party cause of action or claim to the extent arising out of or resulting from Purchaser’s right of entry upon and inspection and testing of the Property as provided for in this Section 8.1; provided, however, the foregoing shall not include any loss, cost, expense, liability , damage, demand, proceeding, obligation, cause of action or claim that arise from (1) pre-existing conditions discovered by Purchaser during its inspection, so long as (and only to the extent that) Purchaser did not cause or exacerbate such conditions, (2) the presence of hazardous materials in, on or beneath the Property, or any noncompliance by Seller with applicable law during any inspection conducted pursuant to the terms of this Agreement or (3) the gross negligence or willful misconduct of Seller or any other Seller Related Parties. In no event shall Purchaser be liable for punitive, special or consequential damages. Such indemnity shall survive the Closing and any termination of this Agreement. [ ]. 8.2 Conditions to Purchaser’s Obligation to Close. The obligations of Purchaser under this Agreement are subject to the fulfillment, at or before the Closing, of the following conditions (which may be waived in whole or in part by Purchaser in its sole discretion): 8.2.1 Seller’s Performance. Seller shall have performed in all material respects all covenants and obligations required by this Agreement to be performed or delivered by it on or before the Closing Date. Seller shall have delivered to Escrow Agent all documents and other items referred to in Section 4.1. 8.2.2 Accuracy of Seller’s Representations and Warranties. Each of Seller’s representations and warranties set forth in Section 9.1 below shall be true and correct in all material respects as of the Closing, as modified by any Pre-Closing Disclosures (as def ined in Section 9.2 below). 8.2.3 Title Policy. The Title Insurer shall be irrevocably committed to issuing the Title Policy in the form required hereunder. 8.2.4 KYC Requirements. Seller shall have truthfully and accurately completed and delivered to Purchaser the “know your customer” application form attached hereto as Exhibit J (the “KYC Application”) no less than [ ] days prior to the Closing, and Seller satisfactorily completes Purchaser’s customary Know Your Customer background check.

11 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 8.2.5 Upon the written request of Purchaser, Seller shall deliver Purchaser’s (or Purchaser’s lender’s) preferred form of subordination, non-disturbance and attornment agreement (“SNDA”) for the Lease [ ]. 8.3 Conditions to Seller’s Obligation to Close. The obligations of Seller under this Agreement are subject to the fulfillment, at or before the Closing, of the following conditions (which may be waived in whole or in part by Seller in its sole discretion): 8.3.1 Accuracy of Purchaser’s Representations and Warranties. Each of Purchaser’s representations and warranties set forth in Section 9.3 below shall be materially true and correct as of the Closing. 8.3.2 Purchaser’s Performance. Purchaser shall have performed in all material respects all covenants and obligations required by this Agreement to be performed or delivered by it on or before the Closing Date. Purchaser shall have delivered to Escrow Agent all documents and other items referred to in Section 4.2. 9. REPRESENTATIONS, WARRANTIES AND COVENANTS. 9.1 Seller’s Representations and Warranties. Seller hereby represents and warrants to Purchaser as to the following matters, as of the Effective Date: 9.1.1 Organization and Authority. Seller is duly organized and in good standing under the laws of the state of its organization. Seller has the power and authority under its organizational documents to sell, transfer, convey and deliver the Property to be sold and purchased hereunder, and all action and approvals required thereunder have been duly taken and obtained. The execution of this Agreement by Seller, the consummation by Seller of the transactions herein contemplated, and the execution and delivery of all documents to be executed and delivered by Seller, have been or will be on or prior to Closing duly authorized by all requisite action on Seller’s part and this Agreement has been and all documents to be delivered by Seller pursuant to this Agreement, will be on or prior to Closing, duly executed and delivered by Seller and is or will be on or prior to Closing, as the case may be, binding upon and enforceable against Seller in accordance with their respective terms. No approvals or consents by third parties or Governmental Authorities (as hereinafter defined) are required in order for Seller to consummate the transactions contemplated hereby. The representations and warranties of Seller contained in this Section 9.1.1 shall survive [ ]. 9.1.2 No Conflict. The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any provision of (i) Seller’s organizational documents, (ii) any material instrument or agreement to which Seller is a party to, (iii) to Seller’s Knowledge, any applicable law, rule or regulation, or (iv) to Seller’s Knowledge, any order or decree of any court or Governmental Authority (as hereinafter defined) of any nature by which Seller is bound. “Governmental Authority” shall mean any governmental or quasi-governmental agency, department, board, commission, or bureau or other

12 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 governmental or quasi-governmental agency entity or instrumentality. The representations and warranties of Seller contained in this Section 9.1.2 shall survive [ ]. 9.1.3 Condemnation. Seller has not received from any Governmental Authority any written notice of any, condemnation or eminent domain proceedings affecting the Property or any part thereof, and to Seller’s Knowledge, no such proceedings are threatened with respect to the Property or any part thereof. 9.1.4 Proceedings. There are no actions, suits, litigations or other proceedings by any person, firm, corporation or Governmental Authority now pending, or to Seller’s Knowledge, threatened, against or affecting the Property or any part thereof. Seller has not been served with any litigation which is still pending against Seller, with respect to its ownership of the Property, or affecting Seller or any of its assets in a way that could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, and to Seller’s Knowledge, no such litigation has been threatened. The representations and warranties of Seller contained in the immediately preceding sentence of this Section 9.1.4 shall survive [ ]. 9.1.5 Intentionally Omitted. 9.1.6 Bankruptcy. Seller has not commenced (within the meaning of any federal or state bankruptcy law) a voluntary case, consented to the entry of an order f or relief against it in an involuntary case, or consented to the appointment of a custodian of it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any federal or state bankruptcy law that is for relief against Seller in an involuntary case or appointed a custodian of Seller for all or any substantial part of its respective property. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or, to Seller’s knowledge, threatened against Seller, nor are any such proceedings contemplated by Seller, nor to Seller’s knowledge do any grounds exist for any such proceedings to be instituted against Seller. The representations and warranties of Seller contained in this Section 9.1.6 shall survive [ ]. 9.1.7 Brokers. No broker or finder has acted for Seller or any of its affiliates in connection with this Agreement or the transactions contemplated hereby and no person is entitled to any brokerage fee, finder’s fee or commission in respect thereof based upon arrangements made by or on behalf of Seller for which Purchaser could be liable. The representations and warranties of Seller contained in this Section 9.1.7 shall survive Closing. 9.1.8 Compliance With Laws. Seller has not received written notice alleging any material violation of law (including any Environmental Law (as hereinafter defined)), municipal or county ordinances or other legal requirements with respect to the Property where such violation remains outstanding, and to Seller’s Knowledge, no such violation exists. 9.1.9 Right of First Offer or Right of First Refusal. To Seller’s Knowledge, no other person or entity has any right or option (including any right of first refusal or right of first offer) to purchase all or any part of the Property or any interest therein. The representations and

13 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 warranties of Seller contained in this Section 9.1.9 shall survive Closing [ ]. 9.1.10 [ ]. 9.1.11 Seller Not a Foreign Person. Seller is not a “foreign person” which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended. The representations and warranties of Seller contained in this Section 9.1.11 shall survive [ ]. 9.1.12 Executive Order No. 133224. Seller is in compliance with the requirements of Executive Order No. 133224, 66 Fed Reg. 49079 (September 25, 2001) Office of Foreign Asset Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). Seller (i) is not listed on the Specially Designated Nationals and Blocked Persons List (hereinafter defined) maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collective referred to as the “Lists”), (ii) has not been determined by competent authority to be subject to the prohibitions contained in the Orders, and (iii) excluding any holders of any publicly held entity, is not owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Order. The representations and warranties of Seller contained in this Section 9.1.12 shall survive for a period of [ ]. 9.1.13 Intentionally Omitted. 9.1.14 “Seller’s Knowledge” or any similar phrase shall mean the current actual knowledge, without independent investigation or any implied duty to investigate or make any inquiries, of Carlos Iafigliola. Such individual shall have no personal liability in any manner whatsoever hereunder or otherwise related to the transactions contemplated hereby. Seller represents and warrants that Carlos Iafigliola is the person (i) having direct responsibility for the day to day operation and management of the Property or (ii) who otherwise has knowledge of the matters set forth in this Section 9.1. 9.1.15 Intentionally Omitted. 9.2 Representations Remade. As of Closing, Seller shall be deemed to remake and restate the representations set forth in Section 9.1, except that the representations shall be updated by delivering written notice to Purchaser on or prior to Closing in order to reflect any fact, matter or circumstance which Seller has become aware of, other than facts, matters or circumstances that Seller has been informed of by Purchaser or any agent of Purchaser, that would make any of Seller’s representations or warranties contained herein untrue or incorrect in any material respect (any such disclosure being referred to as a “Pre-Closing Disclosure”). If any Pre-Closing

14 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 Disclosure would cause any representation or warranty contained herein to no longer be true and correct in all material respects, Purchaser shall have the right to terminate this Agreement by delivering written notice to Seller thereof on or prior to the Closing Date, in which event the Earnest Money shall be promptly returned to Purchaser and the parties shall have no further obligations hereunder except as expressly provided otherwise herein; provided, however, that if the Pre-Closing Disclosure is a result of a Seller default, Purchaser shall have the remedies set forth in Section 7.1. For the avoidance of doubt, in no way shall this Section 9.2 limit or restrict Purchaser’s rights and remedies under Section 7.1. [ ]. 9.3 Purchaser’s Representations and Warranties. Purchaser represents and warrants as of the Effective Date that: 9.3.1 Organization. Purchaser is duly organized and in good standing under the laws of the state of its organization. Purchaser has full limited liability company power and authority under its organizational documents to execute and deliver this Agreement, and has, or will have on or prior to Closing, full power and authority to perform its obligations hereunder and to consummate the transactions contemplated hereby. Purchaser is, or shall be on or prior to Closing, duly qualified, licensed or admitted to do business and in good standing in the state in which the Property is located. No approvals or consents by third parties or Governmental Authorities (as hereinafter defined) are required in order for Purchaser to consummate the transactions contemplated hereby. The representations and warranties of Purchaser contained in this Section 9.3.1 shall survive Closing. 9.3.2 Authority. The execution and delivery by Purchaser of this Agreement, and the performance by Purchaser of its obligations hereunder, have been or will be duly and validly authorized by all necessary requisite action on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with its terms. The representations and warranties of Purchaser contained in this Section 9.3.2 shall survive Closing. 9.3.3 No Conflict. The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any provision of (i) Purchaser’s organizational documents, (ii) any material instrument or agreement to which Purchaser is a party to, (iii) to Purchaser’s Knowledge, any applicable law, rule or regulation, or (iv) to Purchaser’s Knowledge, any order or decree of any court or Governmental Authority of any nature by which Purchaser is bound. The representations and warranties of Purchaser contained in this Section 9.3.3 shall survive Closing. 9.3.4 Litigation. There are no actions or proceedings pending or, to Purchaser’s Knowledge, threatened against, relating to or affecting Purchaser or any of its assets that could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement. The representations and warranties of Purchaser contained in this Section 9.3.4 shall survive Closing.

15 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 9.3.5 Brokers. No broker or finder has acted for Purchaser or any of its affiliates in connection with this Agreement or the transactions contemplated hereby and no person is entitled to any brokerage fee, finder’s fee or commission in respect thereof based upon arrangements made by or on behalf of Purchaser for which Seller could be liable. The representations and warranties of Purchaser contained in this Section 9.3.5 shall survive Closing. 9.3.6 “Specially Designated National or Blocked Person” means a Person (a) designated by the Office of Foreign Assets Control at the U.S. Department of the Treasury, or other U.S. governmental entity, and appearing on the List of Specially Designated Nationals and Blocked Persons (http://www.ustreas.gov/offices/enforcement/ofacisdn/ index.shtml), which List may be updated from time to time; or (b) with whom Purchaser or Seller is prohibited from engaging in transactions by any trade embargo, economic sanction or other prohibition of United States law, regulation, or Executive Order of the President of the United States; and (ii) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein. Purchaser represents and warrants to Seller, knowing that Seller is relying on such representation and warranty, that Purchaser is not a Specially Designated or Blocked Person. Seller represents and warrants to Purchaser, knowing that Purchaser is relying on such representation and warranty, that Seller is not a Specially Designated or Blocked Person. 9.3.7 Purchaser Not a Foreign Person. Purchaser is not a “foreign person” which would subject Seller to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended. The representations and warranties of Purchaser contained in this Section 9.3.7 shall survive Closing. 9.3.8 Executive Order No. 133224. Purchaser is in compliance with the requirements of the Orders. Purchaser (i) is not listed on the Lists, (ii) has not been determined by competent authority to be subject to the prohibitions contained in the Orders, and (iii) excluding any holders of any publicly held entity, to Purchaser’s Knowledge, is not owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders. The representations and warranties of Purchaser contained in this Section 9.3.8 shall survive Closing. 9.3.9 Contracts. There are no contracts or agreements entered into by, or binding upon, Seller and affecting the Property, which will be binding upon Purchaser after the Closing Date. “Purchaser’s Knowledge” or any similar phrase shall mean the current, actual knowledge, without independent investigation or any implied duty to investigate or make any inquiries of, [ ]. Such individuals shall have no personal liability in any manner whatsoever hereunder or otherwise related to the transactions contemplated hereby. Purchaser represents and warrants that [ ] is the person who has knowledge of the matters set forth in this Section 9.3. 9.4 Seller’s Covenants.

16 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 9.4.1. From the Effective Date until the expiration of the Due Diligence Period, Seller shall not enter into any leases, licenses or occupancy agreements affecting the Property, without Purchaser’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed [ ]. From and after the expiration of the Due Diligence Period (if this Agreement is not terminated in accordance with the terms hereof) until the Closing or sooner termination of this Agreement, Seller shall not enter into any leases, licenses or occupancy agreements affecting the Property, or any amendments thereto [ ], without obtaining Purchaser’s prior written consent, which may be withheld in Purchaser’s [ ] discretion. If Purchaser fails to give Seller notice of its approval or disapproval of any such proposed action requiring its approval hereunder within [ ] days after Seller notifies Purchaser of Seller’s desire to take such action, then Purchaser shall be deemed to have given its approval to the action or matter described in Seller’s request. 9.4.2. Seller covenants and agrees that from the Effective Date until the Closing or sooner termination of this Agreement, Seller shall (a) maintain and operate the Property in substantially the same condition and manner as the Property is currently maintained and operated; (b) deliver to Purchaser, promptly after receipt by Seller, all written notices of any violations issued to Seller by any Governmental Authorities with respect to the Property and any other material notices received from any Governmental Authority with respect to the Property; (c) maintain the insurance with respect to the Property currently in effect; and (d) not, without the prior written consent of Purchaser, take any action before any Governmental Authority, the object of which would be to change the present zoning of or other land use limitations upon the Property (or any portion thereof) or its potential use. 9.4.3. From the Effective Date until the Closing or sooner termination of this Agreement, Seller covenants to: (a) not place any mortgage or any other encumbrance, easement, covenant, condition, right-of-way, license or restriction on the Property that materially and adversely affects title to the Property as same exists on the Effective Date and which will be binding following the Closing; (b) not alter, amend or become a party to any new service agreement [ ] the Property, after Closing, (c) not settle any condemnation claim or insurance casualty claim relating to the Property without Purchaser’s prior written consent, which prior to the expiration of the Due Diligence Period shall not be unreasonably withheld or delayed, and after the expiration of the Due Diligence Period may be withheld in Purchaser’s sole discretion; and (d) not make any material alterations to the Property without the prior written approval of Purchaser, which prior to the expiration of the Due Diligence Period shall not be unreasonably withheld or delayed, and after the expiration of the Due Diligence Period may be withheld in Purchaser’s sole discretion. 9.4.4. From the Effective Date until the Closing or sooner termination of this Agreement, Seller agrees that Seller shall not accept or entertain offers, negotiate, solicit interest or otherwise enter into discussions involving the sale, joint venture, financing, disposition or other transaction involving the Property, any portion thereof, or any interest therein. 10. INDEMNIFICATION. [ ]

17 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 11. SATISFACTION OF LIENS. If at the Closing there are any liens on the Property which Seller is obligated to pay and discharge, Seller or Purchaser, with Seller’s written approval, shall have the right to instruct the Title Insurer to use any cash portion of the Purchase Price to satisfy the same. 12. MISCELLANEOUS. 12.1 Entire Agreement. All understandings and agreements heretofore had between Seller and Purchaser with respect to the Property are merged in this Agreement, which alone fully and completely expresses the agreement of the parties. 12.2 Assignment. Neither this Agreement nor any interest hereunder shall be assigned or transferred by Purchaser without first obtaining the written consent of Seller, which consent may be withheld in Seller’s reasonable, good faith discretion. Notwithstanding the foregoing, Purchaser may assign its rights under this Agreement to any entity affiliated with,

18 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 controlled by, or under common control with Purchaser without Seller’s consent. Subject to the foregoing provisions, this Agreement shall be binding upon and enforceable against, and shall inure to the benefit of, Purchaser and Seller and their respective legal representatives, successors and permitted assigns. 12.3 Modifications. This Agreement shall not be modified or amended except in a written document signed by Seller and Purchaser. 12.4 Time of Essence. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is not a business day, in which case the period shall be deemed to run until the end of the next day which is a business day. As used herein, the term “business day” means any day which is not a Saturday, Sunday, federal legal holiday or day on which banks in [ ] are closed. 12.5 Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the state of [ ]. 12.6 Notices. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally or by certified mail, return receipt requested, postage prepaid, by electronic mail, or by overnight courier (such as Federal Express), addressed as follows below. All notices given in accordance with the terms hereof shall be deemed given when received or upon refusal of delivery, provided that notices delivered via email as hereinabove provided shall be deemed given once such notice or other communication is transmitted to the email address for each party set forth below their respective addresses; provided, that a copy of the notice, demand or request sent by email shall also be sent by one of the other methods set forth herein within [ ] day. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section 12.6. If to Seller: Carlos Iafigliola EVP & Chief Financial Officer 220 Alhambra Circle Coral Gables, FL 33134 Tel. (305) 460-8601 Email: CIafigliola@amerantbank.com with a copy to: Orlando Valea Vice President Facilities Management 220 Alhambra Circle Suite 450 Coral Gables, Florida 33134 Tel. (305) 460-2022

19 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 Email: OValea@amerantbank. com And If to Purchaser: Mariola Triana Sanchez General Counsel 220 Alhambra Circle Coral Gables, FL 33134 Tel. (305) 441-5620 Email: MSanchez@amerantbank.com FNLI Audax LLC [ ] [ ] [ ] [ ] [ ] and [ ] [ ] [ ] [ ] [ ] with a copy to: [ ] [ ] [ ] [ ] [ ] 12.7 “AS IS” SALE. ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND PURCHASER’S OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER AGREES, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 9.1 ABOVE OR IN ANY DOCUMENTS EXECUTED BY SELLER PURSUANT TO THIS AGREEMENT (THE “EXPRESS REPRESENTATIONS”) TO TAKE THE PROPERTY “AS-IS,” “WHERE-IS,” AND WITH ALL FAULTS AND CONDITIONS THEREON. PURCHASER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE EXPRESS REPRESENTATIONS, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE

20 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., OR ANY HAZARDOUS SUBSTANCE, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 (“CERCLA”), AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. OTHER THAN IN CONNECTION WITH THE EXPRESS REPRESENTATIONS, PURCHASER, ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVE, RELEASE AND AGREE NOT TO MAKE ANY CLAIM OR BRING ANY COST RECOVERY ACTION OR CLAIM FOR CONTRIBUTION OR OTHER ACTION OR CLAIM AGAINST SELLER OR SELLER’S AFFILIATES (OTHER THAN AS TENANT PURSUANT TO THE LEASE) BASED ON (A) ANY ENVIRONMENTAL LAW (AS DEFINED BELOW), (B) ANY DISCHARGE, DISPOSAL, RELEASE, OR ESCAPE OF ANY CHEMICAL, OR ANY MATERIAL WHATSOEVER, ON, AT, TO, OR FROM THE PROPERTY, OR (C) ANY ENVIRONMENTAL CONDITIONS WHATSOEVER ON, UNDER, OR IN THE VICINITY OF THE PROPERTY. THE PROVISIONS OF THIS SECTION 12.7 SHALL SURVIVE THE CLOSING AND ANY TERMINATION OF THIS AGREEMENT. “ENVIRONMENTAL LAW” SHALL MEAN ANY LAW, ORDINANCE, RULE, REGULATION, ORDER, JUDGMENT, INJUNCTION OR DECREE NOW OR HEREAFTER RELATING TO POLLUTION OR SUBSTANCES OR MATERIALS WHICH ARE CONSIDERED TO BE HAZARDOUS OR TOXIC, INCLUDING, WITHOUT LIMITATION, THE RESOURCE CONSERVATION AND RECOVERY ACT (42 U.S.C. § 6901 ET SEQ.), CERCLA, THE HAZARDOUS MATERIALS TRANSPORTATION ACT (49 U.S.C. § 1801 ET SEQ.), THE CLEAN WATER ACT (33 U.S.C. § 1251 ET SEQ.), THE SAFE DRINKING WATER ACT (21 U.S.C. § 349, 42 U.S.C. § 201 ET SEQ. AND § 300 ET SEQ.), THE TOXIC SUBSTANCES CONTROL ACT (15 U.S.C. § 2061 ET SEQ.), THE EMERGENCY PLANNING AND COMMUNITY RIGHT TO KNOW ACT (42 U.S.C. § 1100 ET SEQ.), THE CLEAN AIR ACT (42 U.S.C. § 7401 ET SEQ.), AND ANY STATE AND LOCAL ENVIRONMENTAL LAWS, ALL AMENDMENTS AND SUPPLEMENTS TO ANY OF THE FOREGOING AND ALL REGULATIONS AND PUBLICATIONS PROMULGATED OR ISSUED PURSUANT THERETO. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY. EXCEPT IN CONNECTION WITH THE EXPRESS WARRANTIES, UPON CLOSING, PURCHASER ACKNOWLEDGES THAT

21 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S AFFILIATES, OTHER THAN AS TENANT PURSUANT TO THE LEASE) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S AFFILIATES, OTHER THAN AS TENANT PURSUANT TO THE LEASE) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. NOTHING CONTAINED IN THIS SECTION 12.7 SHALL LIMIT OR SERVE AS A WAIVER, RELEASE OR DISCHARGE OF ANY CLAIM PURCHASER HAS OR MAY HAVE AGAINST SELLER WITH RESPECT TO THE EXPRESS REPRESENTATIONS OR ANY CLAIM IT MAY HAVE AGAINST SELLER AS TENANT PURSUANT TO THE LEASE. PURCHASER HEREBY SPECIFICALLY ACKNOWLEDGES THAT PURCHASER HAS CAREFULLY REVIEWED THIS SECTION, AND DISCUSSED ITS IMPORT WITH LEGAL COUNSEL, IS FULLY AWARE OF ITS CONSEQUENCES, AND THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL PART OF THIS AGREEMENT; PROVIDED, HOWEVER, SUCH RELEASE, WAIVER OR DISCHARGE SHALL NOT APPLY AND SHALL BE OF NO FORCE OR EFFECT FOR ANY CLAIMS ARISING OUT OF SELLER’S FRAUD. Seller’s Initials Purchaser’s Initials In no event shall the above provisions of Section 12.7 be construed to release Seller from any of its express representations, warranties or covenants pursuant to this Agreement or the documents delivered by Seller at Closing pursuant to this Agreement, or from any right Purchaser may have to implead Seller following the Closing relating to third party claims asserted against Purchaser with respect to matters occurring prior to the Closing and during Seller’s ownership of the Property. 12.8 Confidentiality. Except as may be required by law, without the prior written consent of Seller, and unless the Closing occurs, Purchaser shall use the same degree of care with respect to Information (hereinafter defined) as Purchaser employs with respect to its own proprietary or confidential information of like importance, and shall not disclose to any third party the existence of this Agreement or any term or condition thereof or the results of any inspections or studies undertaken in connection herewith or make any public pronouncements, issue any press releases or

22 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 otherwise furnish the Information or any information regarding this Agreement, or the transactions contemplated hereby to any third party; provided, however, that the foregoing shall not be construed to prevent Purchaser from making (i) disclosures to Purchaser’s Representatives (as hereinafter defined), (ii) any disclosure required by any applicable law or regulation or judicial process with prior notice to Seller, or (iii) any disclosure to the extent such information or mate rials (1) are already in the public domain, (2) is or become generally available to the public other than as a result of a disclosure by Purchaser, (3) is or become available to Purchaser on a non-confidential basis from a source other than Seller who is not subject to a confidentiality agreement with, or other obligation of secrecy to, Seller prohibiting such disclosure, or (4) are independently developed by Purchaser or its representatives without reference to the Information. For purposes hereof, “Information” shall mean and shall be deemed to include, without limitation, the following written information provided by or on behalf of Seller to Purchaser, its agents, employees, representatives, consultants, investors, partners, lenders, attorneys or other professionals (collectively, “Purchaser’s Representatives”) either prior to or following the Effective Date: (a) all documentation and/or information described in or relating to this Agreement, including, without limitation, the Lease, the Property Information, and all other information regarding the operation, ownership, maintenance, management, or occupancy of the Property; (b) the Survey; and (c) any reports, tests, or studies (together with the results of such studies and tests obtained or provided by, or on behalf of, Seller). Notwithstanding the foregoing, Seller’s delivery and Purchaser’s use of the Information are subject to the following terms: Purchaser shall (i) accept and hold all Information in confidence using the same degree of care with respect to Information as Purchaser employs with respect to its own proprietary or confidential information of like importance; (ii) not copy, reproduce, distribute or disclose the Information to any third party other than Purchaser’s Representatives, except as permitted in this Section 12.8; (iii) not use the Information for any purpose other than in connection with the transactions contemplated hereunder; and (iv) not knowingly use the Information in any manner detrimental to Seller or the Property. Purchaser agrees to transmit the Information only to those Purchaser’s Representatives who are participating in the evaluation of the acquisition of the Property, who are informed of the terms of this Section 12.8 of this Agreement and who are instructed not to make use of the Information in a manner inconsistent herewith. [ ] . Seller shall not disclose any of the material terms of this Agreement (except to the extent as may be required by law or as required by the Title Insurer, or to Seller’s agents, employees, representatives, consultants, lenders attorneys or other professionals), provided, that following the Closing, and subject to Section 12.12 below, the occurrence of the Closing, Seller shall be entitled to make such disclosures as are reasonably appropriate in connection with the subject transaction. 12.9 Tax Disclosure Provision. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of any transaction contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided, however, that such disclosure may not be made to the extent required to be kept confidential to comply with any applicable federal or state securities laws. The provisions of

23 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 this Section 12.9 are intended to comply with the requirements of the presumption set f orth in Treasury Regulations Section 1.6011-4 (b) (3) and are not intended to permit the disclosure of any information that is not subject to the requirements of such presumption. 12.10 Reports. If for any reason Purchaser does not consummate the Closing (other than because of a breach by Seller hereunder), then Purchaser shall, upon Seller’s written request, either (a) return to Seller any and all studies, reports, surveys and other information, data and/or documents relating to the Property or any part thereof provided to Purchaser by or at the request of Seller or Seller’s Affiliates, or (b) certify to Seller that Purchaser has destroyed all such documents; provided that, Purchaser shall return to Seller copies of all the full-sized surveys provided to Purchaser by Seller’s counsel, if any. Notwithstanding the foregoing, Purchaser (x) will be entitled to retain one copy of the Information for compliance purposes or for the purposes of defending or maintaining litigation or threatened litigation, subject to the continued application of the provisions of Section 12.8 and (y) will not be obligated to erase Information that is contained in an archived computer system made in accordance with its security and/or disaster recovery procedures on the understanding that any such retained Information shall remain subject to the continued application of the provisions of Section 12.8. 12.11 Reporting Person. Seller and Purchaser hereby designate Escrow Agent to act as and perform the duties and obligations of the “reporting person” with respect to the transaction contemplated by this Agreement for purposes of 26 C.F.R. Section 1.6045-4(e)(5) relating to the requirements for information reporting on real estate transactions closed on or after January 1, 1991. In this regard, Seller and Purchaser each agree to execute at Closing, and to cause Escrow Agent to execute at Closing, a Designation Agreement, designating Escrow Agent as the reporting person with respect to the transaction contemplated by this Agreement. 12.12 Press Releases. [ ] the parties hereto shall not issue any press releases or public statements, with respect to the transactions contemplated hereby or consummated in accordance with the terms hereof [ ]. 12.13 Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as but a single instrument. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile or portable document format (PDF), each of which shall be deemed an original and admissible as best evidence for the execution and delivery of this Agreement by the parties hereto, and the signature page of either party to any counterpart may be appended to any other counterpart. 12.14 Construction. This Agreement shall not be construed more strictly against Seller merely by virtue of the fact that the same has been prepared by Seller or its counsel, it being recognized both of the parties hereto have contributed substantially and materially to the preparation of this Agreement. 12.15 Attorneys’ Fees. In the event of litigation between the parties with respect to this Agreement or the transactions contemplated hereby, the prevailing party therein shall be entitled to recover from the losing party all of its costs of enforcement and litigation, including, but not

24 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 limited to, its reasonable attorneys’ and paralegal fees, witness fees, court reporters’ fees and other costs of suit. 12.16 ERISA. Each party represents to the other that it is not deemed for any purpose of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, to hold assets of any (1) “employee benefit plan” as defined in, and subject to the fiduciary responsibility provisions of, ERISA, or (2) “plan” as defined in and subject to Section 4975 of the Code. 12.17 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. 12.18 Further Assurances. Seller and Purchaser shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary (but without an increase in liability or decrease in rights of such party under this Agreement, other than to a de minimis extent) in connection with the performance of their obligations hereunder and to carry out the intent of this Agreement. 12.19 Waiver. One or more waivers of any covenant, term or condition of this Agreement by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. 12.20 Relationship of the Parties. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that no provision contained herein, nor any acts of the parties hereto shall be deemed to create the relationship between the parties hereto other than the relationship of seller and purchaser. 12.21 Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, PURCHASER AND SELLER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON, OR IN RESPECT OF, ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE RELATIONSHIP OF PURCHASER AND SELLER HEREUNDER, OR ARISING OUT OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. [SIGNATURES ON FOLLOWING PAGE]

Signature Page Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the date first above written. SELLER: 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company By: Name: Its: [SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 PURCHASER: FNLI AUDAX LLC, a Delaware limited liability company By: Name: Its: [SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 SOLELY TO EVIDENCE ITS AGREEMENT TO ITS OBLIGATIONS SET FORTH IN SECTION 2 OF THIS AGREEMENT: ESCROW AGENT: [ ] By: Name: Title: [END OF SIGNATURE PAGES.]

List of Schedules Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 LIST OF SCHEDULES AND EXHIBITS [ ] Exhibit A Legal Description Exhibit B [Intentionally Omitted] Exhibit C Form of Owner’s Affidavit and Gap Indemnity Exhibit D [Intentionally Omitted] Exhibit E Property Information Exhibit F Form of Deed Exhibit G Form of Non-Foreign Affidavit Exhibit H Form of Lease Assignment Exhibit I Form of General Assignment Exhibit J Form of KYC Application Exhibit K Form of Bill of Sale [ ]

Schedule 9.1.10 Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 SCHEDULE 9.1.10 [ ]

Exhibit A Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 EXHIBIT A LEGAL DESCRIPTION All that certain property located in the City of Coral Gables, County of Miami-Dade, State of Florida described as follows: Lots 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23 and 24, in Block 28, of CORAL GABLES SECTION K, according to the Plat thereof, as recorded in Plat Book 8, at Page 33, of the Public Records of Miami-Dade County, Florida. And Lot 5, in Block 24, of REVISED PLAT OF CORAL GABLES SECTION L, according to the Plat thereof, as recorded in Plat Book 8, at Page 85, of the Public Records of Miami-Dade County, Florida.

62435143;1 EXHIBIT B [INTENTIONALLY OMITTED] 12792878.3 Exhibit B Purchase and Sale Agreement (220 Alhambra Circle)

Exhibit C Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 EXHIBIT C FORM OF OWNER’S AFFIDAVIT AND GAP INDEMNITY OWNER’S AFFIDAVIT & GAP INDEMNITY STATE OF COUNTY OF ) ) ss: ) , of (“Owner”), the Owner of the premises described in Title Commitment No. 3020- (the “Title Commitment”), and in consideration of [ ] (the “Company”) issuing its policy of title insurance insuring an interest in the real estate described therein, and being first duly sworn on oath, states as follows: 1. That Owner is the owner of, or has an ownership interest in, the real estate more particularly described in the Title Commitment (the “Property”). 2. That Owner has owned, or has had an ownership interest in, the Property continuously for the last years. 3. That Owner’s possession of the Property has been peaceable and undisturbed, and that title to the Property has never been disputed or questioned. 4. That no proceedings in bankruptcy or receivership have been instituted by or against the Owner within the last ten (10) years, and that the Owner has never made an assignment for the benefit of creditors. 5. That there is not any action or proceeding now pending in any State or Federal Court in the United States, to which the Owner is a party; nor is there any State or Federal Court judgment, State or Federal Tax Lien, or any other State or Federal lien of any kind or nature against the Owner, which could constitute a lien or charge upon the Property. 6. That the Owner’s charter is in full force and effect and no proceeding is pending for its dissolution or annulment. That all license, state franchise, and city corporation taxes, if applicable, due and payable by the Owner have been paid in full. 7. That there are not any delinquent real estate taxes or unpaid current real estate taxes; nor any pending or levied assessments on the Property, including but not limited to those for trees, sidewalks, streets, sewers and water lines. 8. That Owner is in sole possession of the Property, and that no other party has possession, or has a right of possession under any tenancy, lease or other agreement, written or oral, other than the tenants listed on EXHIBIT A attached hereto. Further, unless noted on EXHIBIT A, Owner has not granted any option or rights of first refusal to purchase the Property.

Exhibit C Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 9. That Owner has not contracted for, received any notice regarding, and does not know of any improvement, alteration or change to be made in or about the Property other than as set forth on EXHIBIT B, and there has not been any new construction or major repair work performed on the Property for at least days for which the Owner has contracted or been a party thereto. That the Owner has not contracted for, or been a party thereto, any labor to be supplied to the Property, or for any materials to be delivered thereto, that might become the subject of a lien upon the Property and that has not been paid for. 10. That other than as set forth on EXHIBIT B, there has not been any new construction or major repair work performed on the Property for at least days for which a tenant has contracted. That no tenant has contracted for, or been a party thereto, any labor to be supplied to the Property, or for any materials to be delivered thereto, that might become the subject of a lien upon the Property and that has not been paid for. 11. That other than those items shown on EXHIBIT B, there is routine maintenance being conducted on the Property in an amount not exceeding $ , which will be paid in the ordinary course of business. 12. That there are not any unpaid bills or claims for labor, services, or materials, nor any recorded or unrecorded mortgages, home improvement loans, chattel mortgages, conditional bills of sale, retention of title agreements, security agreements, agreements not to sell or encumber, financing statements, or personal property leases, which affect the Property or which affect any fixtures, appliances, or equipment now installed in or on the Property. 13. That none of the easements referred to in Schedule B of the Title Commitment interfere with the beneficial use of the improvements erected on the Property. 14. That the covenants and restrictions contained in the Title Commitment have not been violated and affiant knows of no facts which would cause such violation, nor has Owner received any notices of any violations thereof. 15. That the Owner is not and has not been in the business of and the Property has not been and will not be used for the business of (a) purchasing on credit any of the following: perishable fruits, vegetables or other perishable agricultural commodities, poultry, meat or poultry or meat products on credit, (b) distributing, processing, wholesaling, canning, storing or serving perishable fruits, vegetables or other perishable agricultural commodities, poultry, meat or poultry or meat products and there are no matters pending against the Owner that could give rise to a trust or lien that would attach to the property under The Perishable Agricultural Commodities Act, 1930 (7 U.S.C. §§499a, et seq.) or the Packers and Stockyards Act (7 U.S.C. §§181 et seq.) or under similar state laws. 16. That the Company has been requested to issue its policy or policies of title insurance referenced above in favor of the Insured named therein. AND WHEREAS, the Company is unwilling to issue said policy or policies until the closing instrument(s) under which the insured acquires an interest in said Property is/are filed for record in the appropriate recording office(s); AND WHEREAS, the parties in the transaction have requested the Company to provide a so-called “New York Style Closing” which provides for the unconditional delivery of the closing instrument(s) between the parties and the passing of consideration therefore.

Exhibit C Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 NOW THEREFORE it is agreed that in consideration of the Company issuing its policy or policies without making exception therein of matters which may arise between the most recent effective date of the title commitment (the last date upon which the search of title is effective) and the date the documents creating the interest being insured have been filed for record and which matters may constitute an encumbrance on or affect said title, the undersigned agrees to promptly defend, remove, bond or otherwise dispose of any encumbrance, lien or objectionable matter to title (collectively, “objection(s) to title”) which may arise or be filed, as the case may be, against the captioned Property during the period of time between the most recent effective date of Title Commitment and date of recording of all closing instruments, and to hold harmless and indemnify the Company against all expenses, costs and reasonable attorneys fees which may arise out of its failure to so remove, bond or otherwise dispose of any said objection(s) to title.

Exhibit D Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 EXHIBIT D [INTENTIONALLY OMITTED]

Exhibit E Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 EXHIBIT E PROPERTY INFORMATION • A copy of Seller’s title policy and most current survey for the property. • A copy of Seller’s insurance certificates for the property • A complete copy of all leases, if any, affecting the property. • A rent roll for the property, if applicable, listing tenant names, current delinquencies, defaults and options (if any). • A copy of seller’s property condition report for the property. • Past three years operating history detailing capital improvements completed, • Building plans, all governmental permits or approvals for improvements made by Seller. • All governmental permits or approvals for improvements made by Seller or in Seller’s possession. • Notices from any governmental or quasi-governmental agency regarding any alleged or actual violations. • Real estate and personal property tax bills for the current year and the prior three (3) years. • Utility bills for the current year and the prior three (3) years, as well as any capacity letters from the appropriate authorities. • All environmental and soil reports and studies. • A copy of any zoning report that Seller had done for the property. • Flood elevation certificate

62435143;1 EXHIBIT F FORM OF DEED SPECIAL WARRANTY DEED This instrument was prepared by: [ ] [ ] [ ] [ ] And after recording returned to: [ ] [ ] [ ] [ ] Parcel ID #: [ ] SPECIAL WARRANTY DEED THIS SPECIAL WARRANTY DEED, made this day of , 2021, by 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company (“Grantor”), having an address at 220 Alhambra Circle, Coral Gables, FL 33134 in favor of [ ], a Delaware limited liability company (“Grantee”), having an address at [ ]. WITNESSETH that the GRANTOR, for and in consideration of the sum of Ten ($10.00) Dollars, and other good and valuable consideration to GRANTOR in hand paid by GRANTEE, the receipt and sufficiency whereof is hereby acknowledged, has conveyed, granted, bargained and sold to the said GRANTEE and GRANTEE'S successors and assigns forever, the land situate, lying and being in the County of Miami-Dade, State of Florida, as described on Exhibit “A” attached hereto and, by this reference, made a part hereof. SUBJECT TO: (i) Taxes for the year 2022 and subsequent years; (ii) zoning, building codes and other governmental regulations; and (iii) all such matters described on Exhibit “B” attached hereto and, by this reference, made a part hereof ((i) through (iii), collectively, “Permitted Exceptions”), without reimposing same. Together with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

62435143;1 TO HAVE AND TO HOLD, the same in fee simple forever. AND the GRANTOR hereby covenants with said GRANTEE that GRANTOR is lawfully seized of said land in fee simple; that GRANTOR has good right and lawful authority to sell and convey said land; that Grantor will WARRANT AND DEFEND said property against all persons lawfully claiming, or to claim the same, by, through and under Grantor, but not otherwise, subject to the Permitted Exceptions. IN WITNESS WHEREOF, GRANTOR has hereunto set its hand and seal the day and year first above written. WITNESSES: Name: Name: 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company By: Name: Title: (corporate seal) STATE OF FLORIDA ) ) SS COUNTY OF MIAMI-DADE ) The foregoing instrument was acknowledged before me by means of ☐ physical presence or ☐ online notarization, this day of , 2021, by , of 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company, on behalf of said corporation, who is personally known to me or produced as identification. Notary Public, State of Florida Printed Name: My Commission Expires:

62435143;1 EXHIBIT A TO SPECIAL WARRANTY DEED DESCRIPTION OF THE PROPERTY LEGAL DESCRIPTION All that certain property located in the City of Coral Gables, County of Miami-Dade, State of Florida described as follows: Lots 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23 and 24, in Block 28, of CORAL GABLES SECTION K, according to the Plat thereof, as recorded in Plat Book 8, at Page 33, of the Public Records of Miami-Dade County, Florida. And Lot 5, in Block 24, of REVISED PLAT OF CORAL GABLES SECTION L, according to the Plat thereof, as recorded in Plat Book 8, at Page 85, of the Public Records of Miami-Dade County, Florida.

62435143;1 EXHIBIT B TO SPECIAL WARRANTY DEED PERMITTED EXCEPTIONS [TO BE ATTACHED] 12792878.3 Exhibit F Purchase and Sale Agreement (220 Alhambra Circle)

62435143;1 EXHIBIT G FORM OF NON-FOREIGN AFFIDAVIT NON-FOREIGN TRANSFEROR'S CERTIFICATION Section 1445 of the Internal Revenue Code of 1986 (as amended, the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform [ ], a [ ] (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company (“Propco”) in that certain real property located at 220 Alhambra Circle, Coral Gables, FL (the “Property”), the undersigned ("Transferor"), hereby certifies the following as of [ ], 2021: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations); 2. Transferor is the sole member of Propco, which is the record title owner of the Property; 3. Transferor's U. S. employer identification number is . 4. Transferor's office address is: [ ] [ ] [ ] 5. Transferor is not a "disregarded entity" as defined in IRS Regulation 1.1445- 2(b)(2)(iii). Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by f ine, imprisonment or both. Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. [Signatures appear on following page.] 12792878.3

Exhibit G Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 SIGNATURE PAGE TO NON-FOREIGN TRANSFEROR'S CERTIFICATION TRANSFEROR 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company By: Name: Its:

Exhibit H Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 EXHIBIT H FORM OF LEASE [SEE ATTACHED]

Exhibit I Purchase and Sale Agreement (220 Alhambra Circle) 62435143;1 EXHIBIT I FORM OF GENERAL ASSIGNMENT ASSIGNMENT AGREEMENT This Assignment Agreement (the “Agreement”) dated as of , 2021 (the “Effective Date”), is by and between 220 Alhambra Properties LLC, a Florida limited liability company (“Assignor”), and [ ] (“Assignee”). WHEREAS, Assignor, as Seller, and [ ], a [ ], as Purchaser [("Original Purchaser")], have entered into that certain Purchase and Sale Agreement dated as of September , 2021 [as modified by amendment dated ,] ([collectively, ](the “Purchase Agreement”), providing for, among other things, the transfer and sale by Assignor to [Original Purchaser] of all of Assignor’s interest, if any and to the extent transferable, in all Intangible Property relating to the Property described in the Purchase Agreement (collectively, the “Premises”) (each capitalized term used herein and not otherwise defined herein shall have the meaning given to such term in the Purchase Agreement), if any such Intangible Property exists and only to the extent, if any, that Assignor has an interest therein; and [WHEREAS, Original Purchaser assigned its right, title and interest in and to the Purchase Agreement with respect to the Premises to Assignee pursuant to that certain Assignment of Purchase and Sale Agreement dated as of _, 2021; and] WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume, all of Assignor’s right, title and interest, if any, in and to the Intangible Property (if any, collectively, the “Assigned Property”); NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows: 1. Assignment. Assignor does hereby convey and assign to Assignee, its successors and assigns, and Assignee does hereby assume, all of Assignor’s right, title and interest, if any, in and to the Assigned Property; provided, however, that to the extent the assignment of any Assigned Property shall require the consent of any other party, this Agreement shall not constitute a contract to assign the same or any rights or liabilities thereunder if an attempted assignment thereof would cause a breach of the terms of the Assigned Property, and the assignment of such Assigned Property shall not be effective unless and until the consent of such other party shall have been obtained. 2. Binding Agreement. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns. 3. Interpretation. If there is any conflict as to the terms of this Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall prevail.

Exhibit I Purchase and Sale Agreement (220 Alhambra Circle) 62435143;1 4. Headings. The headings of this Agreement are for reference only and shall not limit or define the meaning of any provision of this Agreement. 5. Counterparts. The parties agree that this Agreement may be executed by the parties in one or more counterparts and each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. [signature page follows]

Exhibit I Purchase and Sale Agreement (220 Alhambra Circle) 12792878.3 62435143;1 IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the date set forth above. ASSIGNOR: 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company By: Name: Title: ASSIGNEE: [ ], a Delaware limited liability company By: Name: Title:

(220 Alhambra Circle) 62435143;1 EXHIBIT J FORM OF KYC APPLICATION [TO BE ATTACHED] 12792878.3 Exhibit J Purchase and Sale Agreement

(220 Alhambra Circle) 62435143;1 EXHIBIT K FORM OF BILL OF SALE BILL OF SALE This Bill of Sale is given pursuant to that certain Purchase and Sale Agreement dated as of [ ], 2021, between 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company (“Seller”), and [ ], a Delaware limited liability company (“Purchaser”) (the “Purchase Agreement”), providing for the sale of certain property in the City of Coral Gables, County of Miami-Date, State of Florida. FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, Seller hereby sells, transfers, assigns and conveys to Purchaser all right, title and interest of Seller, if any, in and to all articles of personal property located on or used exclusively in connection with the ownership of the Property, but excluding any Tenant Property, as such term is defined in the Purchase Agreement. ASSIGNOR: 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company By: Name: Title: ASSIGNEE: [ ], a Delaware limited liability company By: Name: Title: 12792878.3 Exhibit K Purchase and Sale Agreement

Exhibit L Purchase and Sale Agreement (220 Alhambra Circle) 62435143;1 EXHIBIT L [ ] [To be attached]

Exhibit L Purchase and Sale Agreement (220 Alhambra Circle) 62435143;1